UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2010 (November 1, 2010)

Whitestone REIT Operating Partnership, L.P.
  (Exact name of registrant as specified in charter)

Delaware	000-53966	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (713) 827-9595

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2010, Whitestone REIT (the “Company”) announced its financial results for the three and nine months ended September 30, 2010.  A copy of the Company’s November 1, 2010, press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company’s Quarterly Operating and Financial Supplemental Package is furnished as Exhibit 99.2 to this report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2 shall not be deemed “filed” with the Securities and Exchange Committee nor incorporated by reference in any registration statement filed or to be filed by the Company under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On November 1, 2010, Whitestone REIT (the “Company”) announced its financial results for the three and nine months ended September 30, 2010.  A copy of the Company’s November 1, 2010, press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company’s Quarterly Operating and Financial and Operating Supplemental Package is furnished as Exhibit 99.2 to this report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2 shall not be deemed “filed” with the Securities and Exchange Committee nor incorporated by reference in any registration statement filed or to be filed by the Company under the Securities Act of 1933, as amended.

Item 9.01(c) Exhibits

(a)  Financial Statements of Business Acquired.

Not Applicable

(b)  Pro Forma Financial Information

Not Applicable

(c)  Exhibits

99.1	Press release of Whitestone REIT, dated November 1, 2010.
99.2	Quarterly Supplemental Operating and Financial Data Package for Whitestone REIT for the three and nine months ended September 30, 2010.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT Operating Partnership, L.P.
(Registrant)

November 1, 2010	By: /s/ DAVID K. HOLEMAN
(Date)	Name: David K. Holeman Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of Whitestone REIT, dated November 1, 2010.

99.2	Quarterly Supplemental Operating and Financial Data Package for Whitestone REIT for the three and nine months ended September 30, 2010.